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                         Part I. FINANCIAL INFORMATION            EXHIBIT 99.2


                           COMMONWEALTH EQUITY TRUST
                                 AND AFFILIATES

                     Consolidated Condensed Balance Sheets


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                                                                                             June 30,             September 30,
                                                                                               1994                  1993
                                                                                            (Unaudited)           (Audited)
                                                                                            -----------           ------------

                                                                  Assets
Investments:
   Rental properties, less accumulated depreciation of
     $33,298,000 and $31,708,000 and valuation allowance of
     $73,834,000 and $78,659,000 at June 30, 1994 and
     September 30, 1993, respectively                                                    $   121,755,000            133,030,000
   Partnership interests, net of valuation allowance of
     $17,925,000 and $17,429,000 at June 30, 1994
     and September 30, 1993, respectively                                                      4,000,000              4,000,000
   Notes receivable, net of valuation allowance of $6,320,000 and
     $6,964,000 at June 30, 1994 and September 30, 1993,
     respectively, and unaccreted discount of $1,843,000 and
     $1,466,000 at June 30, 1994 and September 30, 1993,
     respectively                                                                             18,751,000             19,262,000
                                                                                             ------------          -------------
                                                                                             144,506,000            156,292,000

Cash                                                                                           4,117,000              6,994,000
Restricted cash                                                                                  111,000                111,000
Rents and accrued interest receivable, net of valuation allowance of $3,373,000 and $2,478,000 at June 30, 1994 and September 30,
  1993, respectively                                                                           2,032,000              1,179,000
Other assets                                                                                   2,649,000              4,637,000
                                                                                             ------------          -------------
      Total assets                                                                       $   153,415,000            169,213,000
                                                                                             ============          =============

                                                   Liabilities and Shareholders' Equity

Liabilities:
   Long-term notes payable, collateralized
    by deeds of trust on rental properties                                               $     8,800,000             15,874,000
   Accounts payable and accrued expenses                                                       8,072,000              3,526,000
                                                                                             ------------          -------------
                                                                                              16,872,000             19,400,000
Liabilities subject to compromise                                                            131,522,000            133,065,000
                                                                                             ------------          -------------
      Total liabilities                                                                      148,394,000            152,465,000
                                                                                             ------------          -------------

Minority interests                                                                             6,776,000              6,947,000
                                                                                              -----------           ------------
Shareholders' Equity:
  Shares of beneficial interest, par value of $1 a share,
    unlimited authorization, 25,093,000 shares outstanding
    at June 30, 1994 and September 30, 1993                                                   25,093,000             25,093,000
  Additional paid-in capital                                                                 219,848,000            219,848,000
  Accumulated deficit                                                                       (246,696,000)          (235,140,000)
                                                                                            -------------          -------------
    Total shareholders' equity                                                                (1,755,000)             9,801,000
                                                                                            -------------          -------------
    Total liabilities and shareholders' equity                                           $   153,415,000            169,213,000
                                                                                             ============           ============


See accompanying notes to consolidated condensed financial statements.

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